SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

FEBRUARY 15, 2005

(Date of Report)

NOVEMBER 17, 2004

(Date of Earliest Event Reported)

ORGANIC SOILS.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

             NEVADA                                    333-57946                       88-0448626

(State or other jurisdiction of incorporation)     (Commission File Number)    (IRS Employer I.D. No.)

300 EAST 54TH AVE., SUITE 202, ANCHORAGE, AK  99518

(Address of Principal Executive Offices)

(415) 387-7500

(Registrant's Telephone Number)

NOT APPLICABLE.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.

Title

1

Letter  from  Weinberg  &  Company,  P.A.

SIGNATURES

In  accordance  with the requirements of the Exchange Act, the registrant caused this  report  to  be  signed  on  its  behalf by the undersigned, thereunto duly authorized.

ORGANIC SOILS.COM, INC.

DATE:  February 15,  2005

By: /s/ Ray L. Smith

Ray L. Smith

CEO  and  Chief  Financial  Officer

2